UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GSR II Meteora Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GSR II METEORA ACQUISITION CORP.

418 Broadway, Suite N

Albany, New York 12207

SUPPLEMENT TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

On February 8, 2023, GSR II Meteora Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and related proxy card in respect of the special meeting of stockholders (the “Special Meeting”).

The Company is supplementing the Proxy Statement (the “Supplement”) as set forth herein to reflect certain developments that occurred after February 8, 2023, the date of the Proxy Statement. In particular, this Supplement (i) describes the terms of an amendment to that certain Transaction Agreement, dated August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, GSR II Meteora Sponsor LLC (the “Sponsor”), Lux Vending, LLC dba Bitcoin Depot (“Lux Vending”) and BT Assets, Inc. (“BT Assets”); and (ii) discloses that the Proxy Statement is still under review by the SEC and that the Company will not hold the Special Meeting until the SEC has completed its review process and will not solicit proxies until that time. No changes or other updates are being made to the Proxy Statement except as set forth herein. Capitalized terms used but not defined in the Supplement have the meanings ascribed thereto in the Proxy Statement.

The information contained in this Supplement speaks only as of February 13, 2023, unless the information specifically indicates that another date applies.

Amendment to the Transaction Agreement

On February 13, 2023, the Company, the Sponsor, Lux Vending and BT Assets entered into a First Amendment (the “First Amendment”) to the Transaction Agreement. The First Amendment provides for an amendment to the definition of the “Agreement End Date” in the Transaction Agreement and changes the date listed therein from February 28, 2023 to April 7, 2023 or such later date as may be mutually agreed upon by the Company, the Sponsor, Lux Vending and BT Assets. All other terms of the Transaction Agreement remain unmodified and in full force and effect. A copy of the First Amendment is attached hereto as Annex A.

SEC Review

The Proxy Statement previously filed with the SEC on February 8, 2023 is still under review by the SEC. Accordingly, the Company will not hold the Special Meeting until the SEC has completed its review process and will not solicit proxies until that time. Any proxies submitted prior to such completion will not be counted.

Supplemental Disclosures

The information contained in this Supplement is incorporated by reference into the Proxy Statement. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement shall supersede or supplement the information in the Proxy Statement. Please read the Proxy Statement and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Special Meeting.

Annex A

FIRST AMENDMENT TO THE TRANSACTION AGREEMENT

This FIRST AMENDMENT TO THE TRANSACTION AGREEMENT (this “Amendment”), dated as of February 13, 2023, is entered into by and among GSR II Meteora Acquisition Corp, a Delaware corporation (“PubCo”), GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”, and together with PubCo, “GSR Entities”), BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC, a Georgia limited liability company and a wholly owned subsidiary of BT Assets (“BT OpCo”, and together with BT Assets, “BT Entities”). Each of PubCo, Sponsor, BT Assets and BT OpCo are referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used, but not defined herein shall have meanings ascribed to such terms in the Transaction Agreement (as defined below).

WHEREAS, each of the Parties has entered into that certain Transaction Agreement, dated as of August 24, 2022 (the “Agreement Date”), by and among the Parties (the “Transaction Agreement”);

WHEREAS, each of the Parties desires to amend the Transaction Agreement in accordance with the terms of the Transaction Agreement and this Amendment; and

WHEREAS, pursuant to Section 11.11 (Amendments) of the Transaction Agreement, the Transaction Agreement may be amended or modified only by a duly authorized agreement in writing executed in the same manner as the Transaction Agreement and which makes reference to the Transaction Agreement.

NOW, THEREFORE, in consideration of premises, and of the representations, warranties, covenants and agreements contained herein, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment to Agreement End Date. Section 10.1(f)(ii) of the Transaction Agreement is hereby amended by deleting the date “February 28, 2023” and inserting in its place the date of “April 7, 2023.”

2. Representations and Warranties. Each of the Parties represents and warrants to the other Parties that such Party is duly organized and validly existing and in good standing under the Laws of the state of its organization, that it has all necessary power and authority to enter into and perform the obligations of this Amendment, and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained.

3. Effect of Amendment. This Amendment shall be deemed incorporated into, and form a part of, the Transaction Agreement and have the same legal validity and effect as the Transaction Agreement. Except as expressly and specifically amended hereby, all terms and provisions of the Transaction Agreement are and shall remain in full force and effect, and all references to the Transaction Agreement in this Amendment and in any ancillary agreements or documents delivered in connection with the Transaction Agreement shall hereafter refer to the Transaction Agreement as amended by this Amendment, and as it may hereafter be further amended or restated. Each reference in the Transaction Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall hereafter be deemed to refer to the Transaction Agreement as amended hereby (except that references in the Transaction Agreement to the “Execution Date”, “date hereof” or “date of this Agreement” or words or phrases of similar import shall continue to mean the Agreement Date).

4. Additional Provisions. The provisions contained in Sections 6.6 (Confidentiality), 11.3 (Notices), 11.4 (Assignment), 11.5 (Rights of Third Parties), 11.7 (Governing Law), 11.8 (Headings; Counterparts), 11.10 (Entire Agreement), 11.11 (Amendments), 11.13 (Severability), 11.14 (Jurisdiction; Waiver of Jury Trial), 11.15 (Enforcement), 11.16 (Non-Recourse) and 11.18 (Conflicts and Privilege) of the Transaction Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

GSR II METEORA ACQUISITION CORP

By:	/s/ Gus Garcia
Name: Gus Garcia Title: Co-CEO

GSR II METEORA SPONSOR LLC

By:	/s/ Gus Garcia
Name: Gus Garcia Title: Co-CEO

[Signature Page to First Amendment to the Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

LUX VENDING, LLC

By:	/s/ Brandon Mintz
Name: Brandon Mintz Title: CEO

BT ASSETS, INC.

By:	/s/ Brandon Mintz
Name: Brandon Mintz Title: CEO

[Signature Page to First Amendment to the Transaction Agreement]